Cash And cash equivalents and pledged bank deposits	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents, at Carrying Value [Abstract]
Cash and cash equivalents and pledged bank deposits
Cash and cash equivalents and pledged bank deposits

Cash and cash equivalents include deposits with high-rated financial institutions of €312 million. Our cash and cash equivalents are predominantly denominated in US$ and partly in euro and Korean won.

Cash and cash equivalents have insignificant interest rate risk and deposits have a remaining maturity of three months or less at the date of acquisition. As a result of issued guarantees restrictions on usage of cash and cash equivalents for an amount of approximately €3 million exist. The carrying amount approximates their fair value.